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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 29, 2004


                                IDEX CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                       1-10235                36-3555336
(State or other jurisdiction of       (Commission File         (I.R.S. Employer
 incorporation or organization)            Number)           Identification No.)




                                 630 DUNDEE ROAD
                           NORTHBROOK, ILLINOIS 60062
          (Address of principal executive offices, including zip code)



                                 (847) 498-7070
                         (Registrant's telephone number)



         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17CFR230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17CFR240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17CFR240.13e-4(c))


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ITEM 8.01.    OTHER EVENTS.

On September 29, 2004, IDEX Corporation issued a press release announcing the appointment of Thomas F. Giordano as VP-Supply Chain and Logistics. A copy of this press release is included below.

                  IDEX CORPORATION APPOINTS THOMAS F. GIORDANO
          TO NEWLY CREATED POSITION AS VP - SUPPLY CHAIN AND LOGISTICS

NORTHBROOK, IL, SEPTEMBER 29, 2004 - IDEX CORPORATION (NYSE: IEX) today announced that Thomas F. Giordano has been appointed to the newly created position of vice president -supply chain and logistics for the corporation.

Commenting on the appointment, Dennis K. Williams, IDEX's chairman, president and chief executive officer, said, "Tom brings to IDEX very strong skills and leadership experience in logistics and global supply chain management. Reporting to our chief operating officer, Larry Kingsley, Tom and his team will work with our group executives and business units to help us more fully leverage our logistics and purchasing activities worldwide to support our global growth initiatives."

Giordano brings to IDEX more than 25 years of experience, most recently as president of Fortune Enterprises, LLC, a supply chain services firm focused on strategic sourcing and the development and management of suppliers in emerging geographies. Prior to Fortune Enterprises, Giordano served as executive vice president, global supply chain and engineering services for APW Ltd., a global contract manufacturer of electronic enclosures and thermal management systems. Earlier in his career, Giordano spent five years with Applied Power, Inc. and 15 years with General Electric Medical Systems, progressing through a series of increasingly responsible managerial positions in procurement, materials management and distribution services.

FORWARD-LOOKING STATEMENTS
This news release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended. The company's actual performance may differ materially from that indicated or suggested by any such statements. There are a number of factors that could cause those differences, including those factors presented in the company's most recent annual report and other company filings with the U.S. Securities and Exchange Commission.

ABOUT IDEX
IDEX Corporation is the world leader in fluid-handling technologies for positive displacement pumps, dispensing equipment for color formulation, and other highly engineered products including fire suppression equipment, rescue tools, and stainless steel custom banding. Its products are sold in niche markets to a wide range of industries throughout the world. IDEX shares are traded on the New York Stock Exchange and Chicago Stock Exchange under the symbol "IEX."


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 IDEX CORPORATION

                                 /s/ Dennis K. Williams
                                 --------------------------------
                                 Dennis K. Williams
                                 Chairman, President and Chief Executive Officer


October 1, 2004